Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Gener8 Maritime, Inc.’s (the “Company”) Annual Report on Form 10-K for the year ending December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Financial Officer, Secretary and Executive Vice President of the Company, hereby certifies pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2017		/s/ Leonard J. Vrondissis
	Name:	Leonard J. Vrondissis
	Title:	Chief Financial Officer, Secretary and
Executive Vice President

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.